Exhibit 99.1

Blucora Announces Third Quarter Results
BELLEVUE, WA — (Marketwired) — October 29, 2015 — Blucora, Inc. (NASDAQ: BCOR) today announced financial results for the third quarter ended September 30, 2015.

“We are pleased to report third quarter results in line with expectations, highlighted by strong year-over-year performance at our TaxACT business,” said Bill Ruckelshaus, President and Chief Executive Officer of Blucora. “As we announced earlier this month, Blucora has initiated a strategic transformation to build on the success of our TaxACT business and to position Blucora in the financial services and technology industry. By acquiring broker-dealer HD Vest, divesting InfoSpace and Monoprice, and reducing corporate operating expenses, the new Blucora will be strategically focused in growing markets and better positioned to drive results and enhance shareholder value.”
Summary Financial Performance: Q3 2015
($ in millions except per share amounts)

	Q3	Q3
	2015	2014	Change
Revenues	$84.8	$114.9	(26)%
Search and Content	$43.1	$74.4	(42)%
Tax Preparation	$2.9	$2.5	16%
E-Commerce	$38.8	$38.0	2%
Adjusted EBITDA	$(1.6)	$10.7	(115)%
Non-GAAP Net Income (Loss)	$(5.5)	$6.5	(184)%
Non-GAAP Diluted Income (Loss) Per Share	$(0.13)	$0.15	(187)%
GAAP Net Loss	$(10.6)	$(2.2)	374%
GAAP Diluted Loss Per Share	$(0.26)	$(0.05)	420%
See reconciliations of non-GAAP to GAAP measures in tables below.
Segment Information
Search and Content
Search and Content segment income for the third quarter of 2015 was $4.5 million or 11 percent of segment revenue.
Tax Preparation
Tax Preparation segment loss for the third quarter of 2015 was $2.5 million.
E-Commerce
E-Commerce segment income for the third quarter of 2015 was $2.2 million or 6 percent of segment revenue.
Corporate Operating Expenses
Unallocated corporate operating expenses for the third quarter of 2015 were $5.8 million and included $1.5 million of one-time charges primarily related to transaction expenses, compared to $3.5 million for the third quarter of 2014.
Fourth Quarter Outlook
For the fourth quarter of 2015, the Company expects revenues to be between $85.9 million and $91.9 million, Adjusted EBITDA to be between $(7.7) million and $(5.2) million, Non-GAAP net loss to be between $9.1 million and $6.5 million, or

$(0.22) to $(0.16) per diluted share, and GAAP net loss to be between $16.0 million and $14.3 million, or $(0.39) to $(0.35) per diluted share.
Conference Call and Webcast
A conference call and live webcast will be held today at 2 p.m. Pacific Time / 5 p.m. Eastern Time during which the Company will further discuss third quarter results and its outlook for the fourth quarter of 2015. The live webcast and supplemental materials are included in a current report on form 8-K filed today and can be accessed in the Investor Relations section of the Blucora corporate website at http://www.blucora.com. A replay of the call will also be available on our website.
About Blucora®
Blucora, Inc. (NASDAQ: BCOR) operates a diverse group of Internet businesses. Its mission is to deliver long-term value to its customers, partners, and shareholders through financial discipline, operational expertise, and technology innovation. Named one of Fortune® Magazine’s 100 Fastest-Growing Companies for the past two years, Blucora’s online businesses reach millions of users worldwide every day. Blucora is headquartered in Bellevue, Washington. For more information, please visit www.Blucora.com. Follow and subscribe to Blucora on Twitter, LinkedIn, and YouTube.
Source: Blucora
Blucora Contact:
Stacy Ybarra, 425-709-8127
stacy.ybarra@blucora.com

This announcement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, but not limited to: general economic, industry, and market sector conditions; the availability of products to sell; the timing and extent of market acceptance of developed products and services and related costs; our dependence on companies to distribute our products and services; the ability to successfully integrate acquired businesses; future acquisitions; the successful execution of the Company’s strategic initiatives, technology enhancements, operating plans, and marketing strategies; and the condition of our cash investments. A more detailed description of these and certain other factors that could affect actual results is included in Blucora, Inc.’s most recent Quarterly Report on Form 10-Q and subsequent reports filed with or furnished to the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Blucora, Inc. undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances after the date of this release or to reflect the occurrence of unanticipated events.

Blucora, Inc.
Preliminary Condensed Consolidated Statements of Operations
(Unaudited)
(Amounts in thousands, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Revenues:
Services revenue	$45,975	$76,885	$268,819	$362,199
Product revenue, net	38,806	37,970	109,764	110,408
Total revenues	84,781	114,855	378,583	472,607
Operating expenses:
Cost of revenues:
Services cost of revenue (1)	28,492	49,754	94,204	177,280
Product cost of revenue	28,523	25,605	77,878	73,771
Total cost of revenues (2)	57,015	75,359	172,082	251,051
Engineering and technology (2)	5,418	5,970	15,803	14,922
Sales and marketing (2)	16,933	18,152	98,416	96,275
General and administrative (2)	12,513	9,495	33,936	28,552
Depreciation	1,215	1,085	3,540	3,278
Amortization of intangible assets	5,349	6,118	17,585	17,463
Total operating expenses	98,443	116,179	341,362	411,541
Operating income (loss)	(13,662)	(1,324)	37,221	61,066
Other loss, net (3)	(3,275)	(3,208)	(11,578)	(11,001)
Income (loss) before income taxes	(16,937)	(4,532)	25,643	50,065
Income tax benefit (expense)	6,326	2,294	(8,903)	(17,579)
Net income (loss)	$(10,611)	$(2,238)	$16,740	$32,486
Net income (loss) per share:
Basic	$(0.26)	$(0.05)	$0.41	$0.78
Diluted	$(0.26)	$(0.05)	$0.40	$0.75
Weighted average shares outstanding:
Basic	40,950	41,034	40,952	41,589
Diluted	40,950	41,034	41,911	43,303
(1) Includes amortization of acquired intangible assets of $1.9 million for the three months ended September 30, 2015 and 2014 and $5.6 million for the nine months ended September 30, 2015 and 2014, respectively.
(2) Stock-based compensation expense was allocated among the following captions (in thousands):

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Cost of revenues	$48	$101	$155	$373
Engineering and technology	509	568	1,315	1,312
Sales and marketing	457	74	1,405	1,715
General and administrative	2,296	1,865	6,482	5,574
Total stock-based compensation expense	$3,310	$2,608	$9,357	$8,974
(3) Other loss, net was allocated among the following captions (in thousands):

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Interest income	$(138)	$(71)	$(380)	$(267)
Interest expense	2,443	2,706	7,703	8,485
Amortization of debt issuance costs	300	288	943	853
Accretion of debt discounts	975	931	3,064	2,753
Realized (gain) loss on available-for-sale investments, net	(105)	(6)	312	(6)
Other-than-temporary impairment loss on equity securities	—	—	964	—
Decrease in pre-acquisition liability	—	(665)	—	(665)
Gain on third party bankruptcy settlement	(224)	—	(1,066)	(167)
Other	24	25	38	15
Other loss, net	$3,275	$3,208	$11,578	$11,001

Blucora, Inc.
Preliminary Condensed Consolidated Balance Sheets
(Unaudited)
(Amounts in thousands)

	September 30, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$59,638	$46,444
Available-for-sale investments	232,705	254,854
Accounts receivable, net	23,157	30,988
Other receivables	1,230	3,295
Inventories	33,673	29,246
Prepaid expenses and other current assets, net	10,768	13,477
Total current assets	361,171	378,304
Property and equipment, net	15,089	15,942
Goodwill, net	308,827	304,658
Other intangible assets, net	147,253	168,919
Other long-term assets	4,134	4,891
Total assets	$836,474	$872,714
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$33,570	$37,755
Accrued expenses and other current liabilities	18,918	21,505
Deferred revenue	6,563	7,884
Short-term portion of long-term debt, net	—	7,914
Total current liabilities	59,051	75,058
Long-term liabilities:
Long-term debt, net	30,000	85,835
Convertible senior notes, net	188,050	185,177
Deferred tax liability, net	15,024	42,963
Deferred revenue	2,382	1,915
Other long-term liabilities	6,225	2,741
Total long-term liabilities	241,681	318,631
Total liabilities	300,732	393,689

Stockholders’ equity:
Common stock	4	4
Additional paid-in capital	1,506,593	1,467,658
Accumulated deficit	(970,784)	(987,524)
Accumulated other comprehensive loss	(71)	(1,113)
Total stockholders’ equity	535,742	479,025
Total liabilities and stockholders’ equity	$836,474	$872,714

Blucora, Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited)
(Amounts in thousands)

	Nine months ended September 30,
	2015	2014
Operating Activities:
Net income	$16,740	$32,486
Adjustments to reconcile net income to net cash from operating activities:
Stock-based compensation	9,357	8,974
Depreciation and amortization of intangible assets	27,706	27,298
Excess tax benefits from stock-based award activity	(35,612)	(29,801)
Deferred income taxes	(30,904)	(15,621)
Amortization of premium on investments, net	1,250	3,095
Amortization of debt issuance costs	943	853
Accretion of debt discounts	3,064	2,753
Realized (gain) loss on available-for-sale investments, net	312	(6)
Other-than-temporary impairment loss on equity securities	964	—
Other	161	78
Cash provided (used) by changes in operating assets and liabilities:
Accounts receivable	7,740	16,212
Other receivables	2,065	4,134
Inventories	(4,427)	1,067
Prepaid expenses and other current assets	4,150	849
Other long-term assets	(219)	43
Accounts payable	(4,185)	(18,382)
Deferred revenue	(854)	(48)
Accrued expenses and other current and long-term liabilities	32,689	17,174
Net cash provided by operating activities	30,940	51,158
Investing Activities:
Business acquisition, net of cash acquired	(1,740)	(44,927)
Purchases of property and equipment	(3,115)	(4,247)
Purchases of intangible assets	(696)	—
Proceeds from sales of investments	19,246	26,620
Proceeds from maturities of investments	210,699	195,296
Purchases of investments	(209,112)	(237,063)
Net cash provided (used) by investing activities	15,282	(64,321)
Financing Activities:
Proceeds from credit facilities	20,000	4,000
Repayment of credit facilities	(83,940)	(62,000)
Stock repurchases	(7,068)	(29,923)
Excess tax benefits from stock-based award activity	35,612	29,801
Proceeds from stock option exercises	2,374	2,447
Proceeds from issuance of stock through employee stock purchase plan	1,193	1,376
Tax payments from shares withheld upon vesting of restricted stock units	(1,193)	(2,569)
Net cash used by financing activities	(33,022)	(56,868)
Effect of exchange rate changes on cash and cash equivalents	(6)	—
Net increase (decrease) in cash and cash equivalents	13,194	(70,031)
Cash and cash equivalents, beginning of period	46,444	130,225
Cash and cash equivalents, end of period	$59,638	$60,194

Blucora, Inc.
Preliminary Segment Information
(Unaudited)
(Amounts in thousands)

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Revenues:
Search and Content	$43,100	$74,416	$153,976	$260,999
Tax Preparation	2,875	2,469	114,843	101,200
E-Commerce	38,806	37,970	109,764	110,408
Total revenues	84,781	114,855	378,583	472,607
Operating income (loss):
Search and Content	4,533	12,709	19,745	45,971
Tax Preparation	(2,542)	(1,859)	61,493	52,754
E-Commerce	2,188	3,336	7,374	9,192
Corporate-level activity (1)	(17,841)	(15,510)	(51,391)	(46,851)
Total operating income (loss)	(13,662)	(1,324)	37,221	61,066
Other loss, net	(3,275)	(3,208)	(11,578)	(11,001)
Income tax benefit (expense)	6,326	2,294	(8,903)	(17,579)
Net income (loss)	$(10,611)	$(2,238)	$16,740	$32,486
(1) Corporate-level activity included the following (in thousands):

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Operating expenses	$5,757	$3,524	$14,328	$10,579
Stock-based compensation	3,310	2,608	9,357	8,974
Depreciation	1,514	1,385	4,485	4,194
Amortization of intangible assets	7,260	7,993	23,221	23,104
Total corporate-level activity	$17,841	$15,510	$51,391	$46,851

Blucora, Inc.
Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures

Preliminary Adjusted EBITDA Reconciliation (1)
(Unaudited)
(Amounts in thousands)

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Net income (loss) (2)	$(10,611)	$(2,238)	$16,740	$32,486
Stock-based compensation	3,310	2,608	9,357	8,974
Depreciation and amortization of intangible assets	8,774	9,378	27,706	27,298
Other loss, net (3)	3,275	3,208	11,578	11,001
Income tax (benefit) expense	(6,326)	(2,294)	8,903	17,579
Adjusted EBITDA	$(1,578)	$10,662	$74,284	$97,338

Preliminary Non-GAAP Net Income Reconciliation (1)
(Unaudited)
(Amounts in thousands, except per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Net income (loss) (2)	$(10,611)	$(2,238)	$16,740	$32,486
Stock-based compensation	3,310	2,608	9,357	8,974
Amortization of acquired intangible assets	7,260	7,993	23,221	23,104
Accretion of debt discount on Convertible Senior Notes	975	907	2,873	2,671
Other-than-temporary impairment loss on equity securities	—	—	964	—
Decrease in non-cash pre-acquisition liability	—	(665)	—	(665)
Cash tax impact of adjustments to GAAP net income	(166)	(44)	(426)	(295)
Non-cash income tax (benefit) expense (1)	(6,269)	(2,017)	4,708	14,180
Non-GAAP net income (loss)	$(5,501)	$6,544	$57,437	$80,455

Per diluted share:
Net income (loss)	$(0.26)	$(0.05)	$0.40	$0.75
Stock-based compensation	0.08	0.06	0.22	0.21
Amortization of acquired intangible assets	0.18	0.19	0.56	0.53
Accretion of debt discount on Convertible Senior Notes	0.02	0.02	0.07	0.06
Other-than-temporary impairment loss on equity securities	—	—	0.02	—
Decrease in non-cash pre-acquisition liability	—	(0.02)	—	(0.01)
Cash tax impact of adjustments to GAAP net income	(0.00)	(0.00)	(0.01)	(0.01)
Non-cash income tax (benefit) expense	(0.15)	(0.05)	0.11	0.33
Non-GAAP net income (loss) per share	$(0.13)	$0.15	$1.37	$1.86
Weighted average shares outstanding used in computing per diluted share and its components	40,950	42,305	41,911	43,303

Preliminary Adjusted EBITDA Reconciliation for Forward-Looking Guidance
(Amounts in thousands)

	Ranges for the three months ending
	December 31, 2015
Net loss	$(16,000)	$(14,300)
Stock-based compensation	4,300	4,200
Depreciation and amortization of intangible assets	7,900	7,800
Other loss, net (3)	3,600	3,500
Income tax benefit	(7,500)	(6,400)
Adjusted EBITDA	$(7,700)	$(5,200)

Preliminary Non-GAAP Net Income Reconciliation for Forward-Looking Guidance
(Amounts in thousands)

	Ranges for the three months ending
	December 31, 2015
Net loss	$(16,000)	$(14,300)
Stock-based compensation	4,300	4,200
Amortization of acquired intangible assets	6,200	6,300
Accretion of debt discount on Convertible Senior Notes	1,000	1,000
Non-cash income tax benefit	(4,600)	(3,700)
Non-GAAP net loss	$(9,100)	$(6,500)
Notes to Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures:
(1) We define Adjusted EBITDA differently for this report than we have defined it in the past, due to the impairment of goodwill and intangible assets recorded in the fourth quarter of 2014. We define Adjusted EBITDA as net income, determined in accordance with the accounting principles generally accepted in the United States of America (“GAAP”), excluding the effects of income taxes, depreciation, amortization of intangible assets, impairment of goodwill and intangible assets, stock-based compensation, and other loss, net (as described in note (3) below).
We believe that Adjusted EBITDA provides meaningful supplemental information regarding our performance. We use this non-GAAP financial measure for internal management and compensation purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. We believe that Adjusted EBITDA is a common measure used by investors and analysts to evaluate our performance, that it provides a more complete understanding of the results of operations and trends affecting our business when viewed together with GAAP results, and that management and investors benefit from referring to this non-GAAP financial measure. Items excluded from Adjusted EBITDA are significant and necessary components to the operations of our business and, therefore, Adjusted EBITDA should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income. Other companies may calculate Adjusted EBITDA differently and, therefore, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies.
We define non-GAAP net income differently for this report than we have defined it in the past, due to the impairment of goodwill and intangible assets recorded in the fourth quarter of 2014 and amounts recorded in other loss, net that resulted from an other-than-temporary impairment loss recognized on equity securities in the second quarter of 2015 and adjustments related to finalizing Monoprice's 2013 federal and state tax returns in the third quarter of 2014. For this report, we define non-GAAP net income as net income, determined in accordance with GAAP, excluding the effects of stock-based compensation, amortization of acquired intangible assets, impairment of goodwill and intangible assets, accretion of debt discount on the Convertible Senior Notes, other-than-temporary impairment loss on equity securities, changes in non-cash pre-acquisition liabilities, and the related cash tax impact of those adjustments, and non-cash income taxes.  We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which consist primarily of U.S. federal net operating losses. The majority of these deferred tax assets will expire, if unutilized, between 2020 and 2024.
We believe that non-GAAP net income and non-GAAP net income per share provide meaningful supplemental information to management, investors, and analysts regarding our performance and the valuation of our business by excluding items in the statement of operations that we do not consider part of our ongoing operations or have not been, or are not expected to be, settled in cash. Additionally, we believe that non-GAAP net income and non-GAAP net income per share are common measures used by investors and analysts to evaluate our performance and the valuation of our business. Non-GAAP net income should be evaluated in light of our financial results prepared in accordance with GAAP and should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income. Other companies may calculate non-GAAP net income differently, and, therefore, our non-GAAP net income may not be comparable to similarly titled measures of other companies.
(2) As presented in the Preliminary Condensed Consolidated Statements of Operations (unaudited).
(3) Other loss, net primarily includes items such as interest income, interest expense, amortization of debt issuance costs, accretion of debt discounts, realized gains and losses on available-for-sale investments, impairment losses on equity investments, adjustments to contingent liabilities related to business combinations, and gain on third party bankruptcy settlement.